SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 1995
                                                 -------------

                           Sirco International Corp.
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             (Exact name of registrant as specified in its charter)


        New York                        0-4465                   13-2511270
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(State or other jurisdiction         (Commission                IRS Employer
of incorporation)                    File Number)            Identification No.)


  24 Richmond Hill Avenue, Stamford, Connecticut         06901
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:(203) 359-4100
                                                         --------

            10 West 33rd Street, Suite 606, New York, New York 10001
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         (Former name or former address, if changed since last report.)


Exhibit Index is located at page 4 herein.

Item 4. Changes in Registrant's Certifying Accountant.

        (a) Effective April 3, 1995, Sirco International Corp. (the "Company"), has dismissed the independent accounting firm of Ernst & Young, LLP ("E&Y"), who have been the Company's independent auditors commencing with the annual audit for the fiscal year 1991. In their place, the Company has retained the independent accounting firm of Nussbaum Yates & Wolpow, P.C. ("Nussbaum"). The appointment of Nussbaum was effective April 3, 1995 and will apply for the audit for the Company's fiscal year ending November 30, 1995.

        (b) Neither during the audit of the Company's two most recent fiscal years nor during any subsequent interim period have there been any disagreements with E&Y on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure.

        (c) E&Y's reports on the Company's financial statements for the last two fiscal years did not contain any adverse opinion, disclaimer of opinion or qualification of any type.

        (d) The Company has requested E&Y to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Company in this report and, if not, stating the respects in which they do not agree. Their response will be filed as an exhibit to this report by an amendment hereto.

        (e) The change in independent accountants was approved by the Company's Board of Directors.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.

            16 - Letter from the Company's former accountants,
                 Ernst & Young, LLP, stating that they agree with the contents of this report on Form 8-K.1





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(1) To be filed by amendment.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  April 3, 1995                                  SIRCO INTERNATIONAL CORP.


                                                           By: /s/Joel Dupre
                                                              ------------------
                                                              Joel Dupre
                                                              Chairman of the
                                                              Board and Chief
                                                              Executive Officer

                                    EXHIBITS


16. Letter from the Company's former
    accountants, Ernst & Young, stating
    that they agree with the contents of
    this report on Form 8-K                                    *



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*   To be filed by amendment.